EXHIBIT 10.20(b)

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                 This First Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of November 18, 2005 is entered into with reference to the Amended and Restated Credit Agreement dated as of July 22, 2004 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent (as amended, the "Credit Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement. Borrower and the Administrative Agent, acting with the consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, agree as follows:

                      1.      Amendment to Maximum Aggregate Amount of Investments and Capital Expenditures in New Subsidiaries. Section 7.02(f)(ii) of the Credit Agreement is hereby amended to read as follows:

                 "(ii)        the aggregate amount of such Investments made following September 29, 2005 and during the term of this Agreement shall not exceed $400,000,000 unless an Early Partial Termination or the Completion Date of the Las Vegas North Project or any Alternative Project has occurred;"

Furthermore, Section 7.15(c) of the Credit Agreement is hereby amended to read as follows:

                 "(c)        other Growth Capital Expenditures, provided that (i) the aggregate amount of the Growth Capital Expenditures made following September 29, 2005 and during the term of this Agreement shall not exceed $400,000,000, and (ii) the aggregate amount of the Growth Capital Expenditures made pursuant to clauses (b) and (c) of this Section shall not exceed $1,050,000,000 during the term of this Agreement."

                      2.       Conditions Precedent.    The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                                (i)        Counterparts of this Amendment executed by all parties hereto;

                               (ii)        Written consent of each of the Subsidiaries who have issued a Guaranty of the Obligations, to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                               (iii)       Written consent of the Requisite Lenders as required under Section 10.02 of the Credit Agreement in the form of Exhibit B to this Amendment.

                      3.        Representation and Warranty.    The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof that:

                                (i)        The Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

                               (ii)        No Default or Event of Default under the Credit Agreement has occurred and remains continuing.

                      4.       Counterparts. This Amendment may be executed in counterparts in accordance with Section 10.10 of the Credit Agreement.

                      5.       Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

                        IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Vice President, Treasurer & Chief Financial Officer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: CHRIS M. LEVINE Chris M. Levine Title: Assistant Vice President [Printed Name and Title]

Exhibit A to Amendment
CONSENT OF SUBSIDIARY GUARANTORS

                        Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 22, 2004 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Credit Agreement").

                        Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the First Amendment to Amended and Restated Credit Agreement dated as of the date hereof.

                        Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, there is no defense, counterclaim or offset of any type or nature to their respective Guarantees of the Obligations under the Amended and Restated Credit Agreement referred to above.

Dated: November 17, 2005

ADAMAR OF NEVADA, a Nevada corporation,
AZTAR INDIANA GAMING CORPORATION, an Indiana corporation
AZTAR INDIANA GAMING COMPANY, LLC, an Indiana limited liability company
AZTAR MISSOURI GAMING CORPORATION, a Missouri corporation
AZTAR RIVERBOAT HOLDING COMPANY, LLC, an Indiana limited liability company
AZTAR MISSOURI RIVERBOAT GAMING COMPANY, L.L.C., a Missouri limited liability company
HOTEL RAMADA OF NEVADA, a Nevada corporation
INFO DEPOT CORPORATION, a Nevada corporation
RAMADA EXPRESS, INC., a Nevada corporation
REI ACQUISITION, INC., a Nevada corporation

TROPICANA REAL ESTATE COMPANY, LLC, a Nevada limited liability company, and
TROPICANA DEVELOPMENT COMPANY, LLC, a Nevada limited liability company
            By:       Hotel Ramada of Nevada, its sole member

TROPICANA ENTERPRISES, a Nevada general partnership
            By:       Adamar of Nevada, its general partner
            By:       Tropicana Real Estate Company, LLC, its
                         general partner
            By:       Tropicana Development Company, LLC, its
                         general partner

By:       NEIL A. CIARFALIA

Name:  Neil A. Ciarfalia

Title:   Vice President and Treasurer

AZTAR DEVELOPMENT CORPORATION, a Delaware corporation
RAMADA NEW JERSEY HOLDINGS CORPORATION, a Delaware corporation
ADAMAR OF NEW JERSEY, INC., a New Jersey corporation
ADAMAR GARAGE CORPORATION, a Delaware corporation
ATLANTIC-DEAUVILLE INC., a New Jersey corporation
MANCHESTER MALL, INC., a New Jersey corporation
RAMADA NEW JERSEY, INC., a New Jersey corporation

By:       NEIL A. CIARFALIA

Name:  Neil A. Ciarfalia

Title:   Vice President and Treasurer

Exhibit B to Amendment

CONSENT OF LENDER

                        Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 22, 2004 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Credit Agreement").

                        The undersigned Lender hereby consents to the execution and delivery of the First Amendment to Amended and Restated Credit Agreement dated as of the date hereof by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                        Date: November 17, 2005

Allied Irish Banks, p.l.c. [Name of Institution] By MARTIN S. CHIN Martin S. Chin SVP [Printed Name and Title] By DERRICK LYNCH Derrick Lynch AVP [Printed Name and Title]

                        Date: November 17, 2005

AIB Debt Management, Limited
[Name of Institution]

By  MARTIN S. CHIN
      Martin S. Chin
      SVP
      [Printed Name and Title]

By  DERRICK LYNCH
      Derrick Lynch
      Assistant Vice President
      Investment Advisor to
     AIB Debt Management, Limited
      [Printed Name and Title]

                        Date: November 17, 2005

Bank of America, N.A. [Name of Institution] By JUSTIN LIEN Justin Lien Vice President [Printed Name and Title]

                        Date: November 21, 2005

The Bank of Nova Scotia [Name of Institution] By CHRIS OSBORN Chris Osborn Managing Director [Printed Name and Title]

                        Date: November 16, 2005

Bank of Scotland [Name of Institution] By KAREN WEICH Karen Weich Assistant Vice President [Printed Name and Title]

                        Date: November 17, 2005

BNP Paribas [Name of Institution] By JANICE S.H. HO Janice S.H. Ho Director [Printed Name and Title] By MITCHELL M. OZAWA Mitchell M. Ozawa Managing Director [Printed Name and Title]

                        Date: November 18, 2005

Calyon New York Branch [Name of Institution] By DIANNE M. SCOTT Dianne M. Scott Managing Director [Printed Name and Title] By GILL S. REALON Gill S. Realon Director [Printed Name and Title]

                        Date: November 17, 2005

The Citi Group/Equipment Financial Inc. [Name of Institution] By SCOTT PLOSHAY Scott Ploshay VP [Printed Name and Title]

                        Date: November 18, 2005

Citicorp North America, Inc. [Name of Institution] By JOHN JUDGE John Judge Vice President [Printed Name and Title]

                        Date: November 17, 2005

Commerzbank AG, New York and Grand Cayman Branches [Name of Institution] By KARLA WIRTH Karla Wirth AVP [Printed Name and Title] By YANGLING JOANNE SI Yangling Joanne Si AVP [Printed Name and Title]

                        Date: November 15, 2005

 Deutsche Bank Trust Company Americas
[Name of Institution]

By  BRENDA CASEY
      Brenda Casey
      Vice President
      [Printed Name and Title]

By  MARY KAY COYLE
      Mary Kay Coyle
      Managing Director
      [Printed Name and Title]

                        Date: November 16, 2005

E.Sun Commercial Bank,Ltd.,Los Angeles Branch [Name of Institution] By BENJAMIN LIN Benjamin Lin EVP & General Manager [Printed Name and Title]

                        Date: November 17, 2005

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor [Name of Institution] By MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                        Date: November 17, 2005

Grayson & Co. By: Boston Management and Research as Investment Advisor [Name of Institution] By MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                        Date: November 17, 2005

Hibernia National Bank [Name of Institution] By CHRIS HASKEW Chris Haskew Senior Vice President [Printed Name and Title]

                        Date: November 17, 2005

National City Bank of Indiana [Name of Institution] By JEFF DYSERT Jeff Dysert Vice President [Printed Name and Title]

                        Date: November 17, 2005

Societe Generale [Name of Institution] By PATRICIA WRIGHT Patricia Wright Vice President [Printed Name and Title]

                        Date: November 10, 2005

U.S. Bank National Association [Name of Institution] By DALE PARSHALL Dale Parshall VP [Printed Name and Title]